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                                                                    Exhibit 10.4

                     THE INCORPORATED LAW SOCIETY OF IRELAND

                    GENERAL CONDITIONS OF SALE (1995 EDITION)

                                   PARTICULARS

                                       and

                               CONDITIONS OF SALE

                                       of

     Site at Waterford Industrial Estate, part folio 4917 County Waterford.

                            SALE BY PRIVATE TREATY

Vendor: INDUSTRIAL INDUSTRIAL DEVELOPMENT AGENCY (IRELAND)

Vendor's Solicitor: GALLAGHER SHATTER

Address: 4 UPPER ELY PLACE, DUBLIN 2

Reference: BG/ET

      *Delete, if inappropriate

WARNING: It is recommended that the within should not be completed without prior legal advice.
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MEMORANDUM OF AGREEMENT made this 2nd day of August 2001

BETWEEN: INDUSTRIAL DEVELOPMENT AGENCY (IRELAND)

Of: Wilton Park House, Wilton Place, Dublin 2.

                                                                          VENDOR

And

Genzyme Ireland Limited

Of:
                                                                      PURCHASERS

whereby it is agreed that the Vendor shall sell and the Purchaser shall purchase in accordance with the annexed Special and General conditions of Sale the property described in the within Particulars at the purchase price mentioned below.

Purchase Price   (pound)2,076,100-00
less deposit     (pound)  212,017-00
Balance          (pound)1,864,083-00

Closing Date: 24th August of 2001
Interest Rate: 12 per cent per annum

SIGNED /s/ Richard Ryan                SIGNED /s/ Michael S. Wyzga
       -----------------------                ----------------------
            (Vendor)                              (Purchaser)
/s/ [ILLEGIBLE]
-----------------------------          RSI No.
MEMBER/AUTHORISED OFFICER                      ---------------------
RSI No
       ----------------------          Witness /s/ [ILLEGIBLE]
                                               ---------------------
Witness /s/ Martin Cronin
        ----------------------         Occupation /s/ Solicitor
/s/ [ILLEGIBLE]                                   ------------------
-----------------------------
MEMBER/AUTHORISED OFFICER              Address            , Dublin
                                               ---------------------
Occupation
          -------------------

Address
       ----------------------

As Stakeholder I/We acknowledge receipt of Bank Draft/Cheque for,             in
respect of deposit.

      SIGNED
             ----------------------
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PARTICULARS AND TENURE

ALL THAT AND THOSE the lands comprising an area of 15.97 acres or thereabouts statute measure situate at the Waterford Industrial Estate in the County of Waterford being portion of the property comprised in folio 4917 County Waterford as more particularly delineated on the map annexed hereto and thereon hatched in red.

DOCUMENTS SCHEDULE

1.    Copy folio 4917 County Waterford

2.    Copy Land Registry Map folio 4917 County Waterford

3.    Draft 999 year lease.

SEARCHES SCHEDULE

None

                               SPECIAL CONDITIONS

1. Save where the context otherwise requires or implies or the text hereof expresses to the contrary, the definitions and provision as to interpretation set forth in the within General Conditions shall be applied for the purposes of these Special Conditions.

2.    The said General Conditions shall:

      (a) apply to the sale in so far as the same are not hereby altered or varied, and these Special Conditions shall prevail in case of any conflict between them and the General Conditions,

      (b) be read and construed without regard to any amendment therein, unless such amendment shall be referred to specifically in these Special Conditions.

3.    In addition to the purchase price, the purchaser shall pay to the Vendor an amount equivalent to such Value Added Tax as shall be eligible in relation to the sale or (as the case may be) the Assurance same to be calculated in accordance with the provisions of the Value Added Tax Act, 1972, and to be paid on completion of the sale forthwith upon receipt by the Purchaser of an appropriate invoice (whichever shall be the later).
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4.    On the exchange of contracts, the Vendor shall furnish the Purchasers with the C.O.R.T. system of Requisitions on Title with replies endorsed.
      General Condition 17 shall apply to any further requisitions raised by the Purchasers and the Vendor's replies to the C.O.R.T requisitions and to any further requisitions raised by the purchaser's solicitors.

5. The title to the lands in sale shall consist of the certified copy folio set out in the documents schedule hereto. The vendor sells as statutory successor in title to Industrial Development Authority and Forfas pursuant to Section 3(2) of the Industrial Development 1995.

6. The sale shall be carried out by way of the 999 year lease in the form of the draft specified in the documents schedule hereto.

7.    This sale is conditional upon:

      (A) The purchaser completing the appropriate portions of the V.A.T. form 4A in connection with the lease to be granted hereunder and the issuing of a V.A.T. form 4B.

      (B) Approval by the Board of the Vendor of the purchaser's overall project proposal.

      (C) The purchaser successfully completing the purchase of the adjoining Luxottica facility at Waterford Industrial Estate on or before the closing date.

      (D) THE PURCHASE PRICE IS AGREED AT (pound)130,000 PER ACRE. THE VENDOR HAS MEASURED THE AREA ON THE MAP ATTACHED HERETO AT 15.97 ACRES.

      (E) The purchaser and the vendor (prior to the closing date) entering in to a grant agreement on terms satisfactory to the vendor in respect of an industrial undertaking on the property in sale.

      (F) The purchaser complying with the terms and conditions of such grant agreement insofar as they can be complied with up to the closing date.

      (G) The vendor being satisfied prior to completion with the purchasers proposals for the environmental control and prevention of pollution in the purchasers proposed industrial undertaking on the property in sale.

      (H) DRAWINGS AND SPECIFICATIONS OF THE PROPOSED BUILDING TO BE EXAMINED AND APPROVED BY THE VENDOR PRIOR TO THE PURCHASER UNDERTAKING THE WORK IN RELATION THERETO. THIS EXAMINATION SHALL BE FOR THE SOLE PURPOSE OF ASSESSING THE COMPATIBILITY OF THE PROPOSED BUILDING WITH THE ADJOINING INDUSTRIAL ESTATE.
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      (I)   Stock proof temporary fencing to be erected by the purchasers within a reasonable period following the closing date and maintained at the purchasers expense on the appropriate boundaries of the site for the duration of the construction contract.

      (J) Boundaries of the site to be clearly defined by permanent markers such as concrete posts set in concrete. Boundaries to be in accordance with the site survey prepared by the purchasers engineers and approved by the Vendor prior to the closing date. The permanent markers are to be erected by the purchaser within a reasonable period following the closing date. Permanent stock proof fencing to be provided by the purchaser where necessary at the purchasers expense

      (K) The purchaser to be responsible for liaising with all utility companies (for example Electricity Supply Board, Eircom and Bord
            Gais) regarding underground services on or near the site in sale.

8. If all or any of the above special conditions have not been complied with prior to completion the vendor shall be entitled (without prejudice to any other remedy available to the Vendor under the general conditions of sale herein) to rescind the sale hereby contemplated whereupon the deposit shall be returned to the purchaser but without interest costs or compensation.
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[Site Plan of Proposed New Genzyme Facility at Waterford]


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NOTE: These General Conditions are not to be altered in any manner. Any required variation or addition should be dealt with by way of Special Condition.

      Special Conditions should be utilised in instances where it is required to adopt Recommendations or Advices of the Law Society or of any Committee associated with it, where such Recommendations or Advices are at variance with provisions expressed in the General Conditions.

                           GENERAL CONDITIONS OF SALE

                                   DEFINITIONS

1.    In these General Conditions:

      "THE CONDITIONS" means the attached Special Conditions and these General Conditions

      "THE DOCUMENTS SCHEDULE", "THE SEARCHES SCHEDULE" and "THE SPECIAL CONDITIONS" Mean respectively the attached Documents Schedule, Searches Schedule and Special Conditions.

      "THE MEMORANDUM" means the Memorandum of Agreement on Page 1 hereof

      "THE PARTICULARS" means the Particulars and Tenure on Page 2 hereof and any extension of the same

      "THE PURCHASER" means the party identified as such in the Memorandum

      "THE SALE" means the transaction evidenced by the Memorandum, the Particulars and the Conditions

      "THE SUBJECT PROPERTY" means the property or interest in property which is the subject of the sale

      "THE VENDOR" means the party identified as such in the Memorandum.

2.    In the Conditions save where the context otherwise requires or implies:

      "APPORTIONMENT DATE" means either (a) the later of (i) the closing date (as defined hereunder) and (ii) such subsequent date from which delay in completing the sale shall cease to be attributable to default on the part of the Vendor or (b) in the event of the Vendor exercising the right referred to in Condition 25 (a) (ii) hereunder, the date of actual completion of the sale or (c) such other date as may be agreed by the Vendor and the Purchaser to be the Apportionment Date for the purpose of this definition

      "ASSURANCE" means the document or documents whereby the sale is to be carried into effect

      "CLOSING DATE" means the date specified as such in the Memorandum, or, if no date is specified, the first working day after the expiration of five weeks computed from the date of sale

      "COMPETENT AUTHORITY" includes the State, any Minister thereof, Government Department, State Authority, Local Authority, Planning Authority, Sanitary Authority, Building Control Authority, Fire Authority, Statutory Undertaker or any Department, Body or person by statutory provision or order for the time being in force authorised directly or indirectly to control, regulate, modify or restrict the development, use or servicing of land or buildings, or empowered to acquire land by compulsory process


                                       5
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      "DATE OF SALE" means, the date of the auction when the sale shall have been by auction, and otherwise means the date upon which the contract for the sale shall have become binding on the Vendor and the Purchaser

      "DEVELOPMENT" has the same meaning as that conferred by the Local Government (Planning and Development) Act, 1963

      "LEASE" includes (a) a fee farm grant and every contract (whether or not in writing or howsoever effected, derived or evidenced) whereby the relationship of Landlord and Tenant is or is intended to be created and whether for any freehold or leasehold estate or interest and (b) licences and agreements relating to the occupation and use of land, cognate words being construed accordingly

      "PURCHASED CHATTELS" means such chattels, fittings, tenant's fixtures and other items as are included in the sale

      "PURCHASE PRICE" means the purchase price specified in the Memorandum PROVIDED HOWEVER that, if the sale provides for additional moneys to be paid by the Purchaser for goodwill, crops or purchased chattels, the expression "PURCHASE PRICE" shall be extended to include such additional moneys

      "REQUISITIONS" include Requisitions on the title or titles as such of the subject property and with regard to rents, outgoings, rights, covenants, conditions, liabilities (actual or potential), planning and kindred matters and taxation issues material to such property

      "STIPULATED INTEREST RATE" means the interest rate specified in the Memorandum, or, if no rate is so specified, such rate as shall equate to 4 per centum per annum over the rate (as annualised) of interest payable upon tax chargeable under the Capital Acquisitions Tax Act, 1976 and ruling at the date from which interest hereunder is to run

      "WORKING DAY" does not include any Saturday, Sunday nor any Bank or Public Holiday nor any of the seven days immediately succeeding Christmas Day.

                                 INTERPRETATION

3.    In the Conditions save where the context otherwise requires or implies:

      Words importing the masculine gender only include the feminine, neuter and common genders, and words importing the singular number only include the plural number and vice versa

      The words "Vendor" and "Purchaser" respectively include (where appropriate) parties deriving title under them or either of them and shall apply to any one or more of several Vendors and Purchasers as the case may be and so that the stipulations in the Conditions contained shall be capable of being enforced on a joint and several basis

      Unless the contrary appears, any reference hereunder:

      (a) to a particular Condition shall be to such of these General Conditions of Sale as is identified by said reference

      (b) to a Statute or Regulation or a combination of Statutes or Regulations shall include any extension, amendment, modification or re-enactment thereof, and any Rule, Regulation, Order or Instrument made thereunder, and for the time being in force

      Headings and marginal notes inserted in the Conditions shall not affect the construction thereof nor shall the same have any contractual significance.


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                                    AUCTION

4.    Where the sale is by auction, the following provisions shall apply:

      (a) the Vendor may divide the property set forth in the Particulars into lots and subdivide, consolidate or alter the order of sale of any lots

      (b) there shall be a reserve price for the subject property whether the same shall comprise the whole or any part of the property set forth in the Particulars and the Auctioneer may refuse to accept any bid. If any dispute shall arise as to any bidding, the Auctioneer shall (at his option) either determine the dispute or again put up the property in question at the last undisputed bid. No person shall advance at a bidding a sum less than that fixed by the Auctioneer, and no accepted bid shall be retracted. Subject to the foregoing, the highest accepted bidder shall be the Purchaser

      (c)   the Vendor may:

            (i)   bid himself or by an agent up to the reserve price

            (ii) withdraw the whole of the property set forth in the Particulars or, where such property has been divided into lots, withdraw any one or more of such lots at any time before the same has been sold without disclosing the reserve price

      (d) the Purchaser shall forthwith pay to the Vendor's Solicitor as stakeholder a deposit of ten per centum (10%) of the purchase price in part payment thereof, and shall execute an agreement in the form of the Memorandum to complete the purchase of the subject property in accordance with the Conditions.

                               PRIVATE TREATY SALE

5.    (a)   where the sale is by private treaty, the Purchaser shall on or before the date of the sale pay to the Vendor's Solicitor as stakeholder a deposit of the amount stated in the Memorandum in part payment of purchase price

      (b) if notwithstanding Condition 5(a), a part of such deposit has been or is paid to any other person appointed or nominated by the Vendor that other person shall be deemed to receive or to have received said part as stakeholder

              THE FOLLOWING CONDITIONS APPLY WHETHER THE SALE IS BY
                          AUCTION OR BY PRIVATE TREATY

                    PURCHASER ON NOTICE OF CERTAIN DOCUMENTS

6. The documents specified in the Documents Schedule or copies thereof have been available for inspection by the Purchaser or his Solicitor prior to the sale. If all or any of the subject property is stated in the Particulars or in the Special Conditions to be held under a lease or to be subject to any covenants, conditions, rights, liabilities or restrictions, and the lease or other document containing the same is specified in the Documents Schedule, the Purchaser, whether availing of such opportunity of inspection or not, shall be deemed to have purchased with full knowledge of the contents thereof, notwithstanding any partial statement of such contents in the Particulars or in the Conditions.

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                                DELIVERY OF TITLE

7. Within seven working days from the date of sale, the Vendor shall deliver or send by post to the Purchaser or his Solicitor copies of the documents necessary to vouch the title to be shown in accordance with the Conditions.

                                      TITLE

8.    (a)   The Title to be shown to the subject property shall be such as is set forth in the Special Conditions

      (b) Where the title to be shown to the whole or any part of the subject property is based on possession, the Vendor shall, in addition to vouching that title and dealing with such further matters as are required of him by the Conditions, furnish to the Purchaser on or before completion of the sale a certificate from the Revenue Commissioners to the effect (i) that the subject property or (as the case may be) such part of the same as aforesaid is not charged with any of the taxes covered by the provisions of Section 146, Finance Act, 1994 or (ii) that the Revenue Commissioners are satisfied that any such charge will be discharged within a time considered by them to be reasonable

      (c) Save as stipulated in the Special Conditions the Vendor shall, prior to or at the completion of the sale, discharge all mortgages and charges for the payment of money (other than items apportionable under Condition 27(b)) which affect the subject property.

9. Where any of the subject property is held under a lease, the Purchaser shall not call for or investigate the title of the grantor or lessor to make the same, but shall conclusively assume that it was well and validly made, and is a valid and subsisting lease.

10. Where any of the subject property is stated to be held under a lease or an agreement therefor then:

      (a) no Objection or Requisition shall be made or indemnity required on account of such lease or agreement being (if such is the case) a sub-lease or agreement therefor, or on account of any superior lease comprising other property apart from the subject property or reserving a larger rent, or on the ground of any superior owner not having concurred in any apportionment or exclusive charge of rent

      (b) no Objection or Requisition shall be made by reason of any discrepancy between the covenants, conditions and provisions contained in any sub-lease and those in any superior lease, unless such as could give rise to forfeiture or a right of re-entry

      (c) the production of the receipt for the last gale of rent reserved by the lease or agreement therefor, under which the whole or any part of the subject property is held, (without proof of the title or authority of the person giving such receipt) shall (unless the contrary appears) be accepted as conclusive evidence that all rent accrued due has been paid and all covenants and conditions in such lease or agreement and in every (if any) superior lease have been duly performed and observed or any breaches thereof (past or continuing) effectively waived or sanctioned up to the actual completion of the sale, whether or not it shall appear that the lessor or reversioner was aware of such breaches. If the said rent (not being a rack rent) shall not have been paid in circumstances where the party entitled to receive the same is not known to the Vendor, or if the subject property is indemnified against payment of rent, the production of a Statutory Declaration so stating shall (unless the contrary appears) be accepted as such conclusive evidence, provided that the Declaration further indicates that no notices or rent demands have been served on or received by

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            the Vendor under the lease or agreement on foot of which the subject property is held; that the Vendor has complied with all the covenants (other than those in respect of payment of rent) on the part of the lessee and the conditions contained in such lease or agreement, and that he is not aware of any breaches thereof either by himself or by any of his predecessors in title

      (d) if any of the subject property is held under a lease or agreement for lease requiring consent to alienation, the Vendor shall apply for and endeavour to obtain such consent, and the Purchaser shall deal expeditiously and constructively with and shall satisfy all reasonable requirements of the lessor in relation to the application therefor, but the Vendor shall not be required to institute legal proceedings to enforce the issue of any such consent or otherwise as to the withholding of the same. If such consent shall have been refused or shall not have been procured and written evidence of the same furnished to the Purchaser on or before the dosing date, or if any such consent is issued subject to a condition, which the Purchaser on reasonable grounds refuses to accept, either party may rescind the sale by seven days prior notice to the other.

                                   PRIOR TITLE

11.   (a)   The title to the subject property prior to the date of the instrument specified in the Special Conditions as the commencement of title, whether or not appearing by recital, inference or otherwise, shall not be required, objected to or investigated.

      (b) In the case of registered freehold or leasehold land registered under the Registration of Title Acts, 1891 to 1942 or the Registration of Title Act, 1964 the provisions of subparagraph (a) of this Condition shall apply without prejudice to Sections 52 and 115 of the last mentioned Act and shall not disentitle the Purchaser from investigating the possibility of there having been a voluntary disposition on the title within the period of twelve years immediately preceding the date of sale or a disposition falling within Section 121, Succession Act, 1965 and the Vendor shall be required to deal with all points properly taken in or arising out of such investigation.

                               INTERMEDIATE TITLE

12. Where in the Special Conditions it is provided that the title is to commence with a particular instrument and then to pass to a second instrument or to a specified event, the title intervening between the first instrument and the second instrument or the specified event, whether or not appearing by recital, inference or otherwise, shall not be required, objected to or investigated.

                                 REGISTERED LAND

13. Where all or any of the subject property consists of freehold or leasehold registered land registered under the Registration of Title Acts, 1891 to 1942 ("the Acts of 1891 to 1942") or the Registration of Title Act, 1964 ("the Act of 1964") then:

      (a) if the registration is subject to equities under the Acts of 1891 to 1942, the Purchaser shall not require the equities to be discharged, but the Vendor shall, with the copy documents to be delivered or sent in accordance with Condition 7, furnish sufficient evidence of title prior to first registration or otherwise to enable the Purchaser to procure their discharge

      (b) if the registration is with a possessory title under the Act of 1964 the Purchaser shall not require the Vendor to be registered with an absolute title, but the Vendor shall,

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            with the copy documents to be delivered or sent in accordance with
            Condition 7, furnish sufficient evidence of the title prior to such registration or otherwise to enable the Purchaser to be registered with an absolute title

      (c) the Vendor shall, with the copy documents to be delivered or sent in accordance with Condition 7, furnish to the Purchaser a copy of the Land Registry Folio or Folios relating to the subject property written up-to-date (or as nearly as practicable up-to-date), together with a copy of the relevant Land Registry map or file plan

      (d) the Vendor shall furnish a Statutory Declaration, by some person competent to make it, confirming that there are not in existence any burdens which under the Act of 1964 affect registered land without registration, save such (if any) as are specifically mentioned in the Particulars or the Special Conditions

      (e) if the Land Certificate has been issued to the Land Commission or if no such Certificate has been issued, the Purchaser shall not be entitled to require such Certificate to be produced, handed over on completion or issued

      (f) the Purchaser shall procure himself to be registered as owner of the subject property at his own expense

      (g) In the event of the subject property being subject to a Land Purchase Annuity the Vendor shall, prior to completion, redeem the same or (as the case may be) such proportion thereof as may be allocated to the subject property

                                    IDENTITY

14. The Purchaser shall accept such evidence of identity as may be gathered from the descriptions in the documents of title plus (if circumstances require) a Statutory Declaration to be made by a competent person, at the Purchaser's expense, that the subject property has been held and enjoyed for at least twelve years in accordance with the title shown. The Vendor shall be obliged to furnish such information as is in his possession relative to the identity and extent of the subject property, but shall not be required to define exact boundaries, fences, ditches, hedges or walls or to specify which (if any) of the same are of a party nature, nor shall the Vendor be required to identify parts of the subject property held under different titles.

              RIGHTS - LIABILITIES - CONDITION OF SUBJECT PROPERTY

15. The Vendor shall disclose before the sale, in the Particulars, the Special Conditions or otherwise, all easements, rights, reservations, privileges, taxes and other liabilities (not already known to the Purchaser or apparent from inspection) which are known by the Vendor to affect the subject property or which are likely to affect it.

16.   Subject to Condition 15, the Purchaser shall be deemed to buy:

      (a) with full notice of the actual state and condition of the subject property

            and

      (b) subject to (i) all leases (if any) mentioned in the Particulars or in the Special Conditions and (ii) all easements, rights, reservations, privileges, liabilities, covenants, rents, outgoings and all incidents of tenure.

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                                  REQUISITIONS

17. The Purchaser shall, within fourteen working days after the delivery of the copy documents of title in accordance with Condition 7, send to the Vendor's Solicitor a written statement of his Objections (if any) on the title and his Requisitions. Any Objection or Requisition not made within the time aforesaid and not going to the root of the title shall be deemed to have been waived. The Vendor's Replies to any Objections or Requisitions shall be answered by the Purchaser in writing within seven working days after the delivery thereof and so on toties quoties, and, if not so answered, shall be considered to have been accepted as satisfactory. In all respects time shall be deemed to be of the essence of this Condition.

18. If the Purchaser shall make and insist on any Objection or Requisition as to the title, the Assurance to him or any other matter relating or incidental to the sale, which the Vendor shall, on the grounds of unreasonable delay or expense or other reasonable ground, be unable or unwilling to remove or comply with, the Vendor shall be at liberty (notwithstanding any intermediate negotiation or litigation or attempts to remove or comply with the same) by giving to the Purchaser or his Solicitor not less than five working days notice to rescind the sale. In that case, unless the Objection or Requisition in question shall in the meantime have been withdrawn, the sale shall be rescinded at the expiration of such notice.

                                    SEARCHES

19. The Purchaser shall be furnished with the searches (if any) specified in the Searches Schedule and any searches already in the Vendor's possession, which are relevant to the title or titles on offer. Any other searches required by the Purchaser must be obtained by him at his own expense. Where the Special Conditions provide that the title shall commence with a particular instrument and then pass to a second instrument or to a specfied event, the Vendor shall not be obliged to explain and discharge any act which appears on a search covering the period between such particular instrument and the date of the second instrument or specified event, unless same goes to the root of the title. Subject as aforesaid the Vendor shall explain and discharge any acts appearing on Searches covering the period from the date stipulated or implied for the commencement of the title to the date of actual completion.

                                    ASSURANCE

20. Subject to the provisions of Paragraph 11, Schedule 4, Capital Gains Tax Act, 1975 (as substituted), and (if relevant) to those contained in
      Section 107, Finance Act, 1993 (in relation to Residential Property Tax) on payment of all moneys payable by him in respect of the sale, the Purchaser shall be entitled to a proper Assurance of the subject property from the Vendor and all other (if any) necessary parties, such Assurance to be prepared by and at the expense of the Purchaser. The draft thereof shall be submitted to the Vendor's Solicitor not less than seven working days, and the engrossment not less than four working days, before the closing date. The delivery of the said draft or engrossment shall not prejudice any outstanding Objection or Requisition validly made.

                                VACANT POSSESSION

21. Subject to any provision to the contrary in the Particulars or in the Conditions or implied by the nature of the transaction, the Purchaser shall be entitled to vacant possession of the subject property on completion of the sale.

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                                     LEASES

22. Where the subject property is sold subject to any lease, a copy of the same (or, if the provisions thereof have not been reduced to writing, such evidence of its nature and terms as the Vendor shall be able to supply) together with copies of any notices in the Vendor's possession served by or on the lessee shall, prior to the sale, be made available for inspection by the Purchaser or his Solicitor.

23. Unless the Special Conditions provide to the contrary, the Purchaser shall be entitled to assume that, at the date of sale, the Lessee named in any such Lease (as is referred to in Condition 22) is still the Lessee; that there has been no variation in the terms and conditions of said Lease (other than such as may be evident from an inspection of the subject property or apparent from the Particulars or the documents furnished to the Purchaser prior to the sale), and that the said terms and conditions (save those pertaining to the actual state and condition of the subject property) have been complied with.

                             COMPLETION AND INTEREST

24.   (a)   The sale shall be completed and the balance of the purchase price paid by the Purchaser on or before the closing date

      (b)   Completion shall take place at the Office of the Vendor's Solicitor.

25.   (a)   If by reason of any default on the part of the Purchaser, the purchase shall not have been completed on or before the later of (a) the closing date or (b) such subsequent date whereafter delay in completing shall not be attributable to default on the part of the Vendor

            (i) the Purchaser shall pay interest to the Vendor on the balance of the purchase price remaining unpaid at the stipulated interest rate for the period between the closing date (or as the case may be such subsequent date as aforesaid) and the date of actual completion of the sale. Such interest shall accrue from day to day and shall be payable before and after any judgment and

            (ii) the Vendor shall in addition to being entitled to receive such interest, have the right to take the rents and profits less the outgoings of the subject property up to the date of the actual completion of the sale

      (b) If the Vendor by reason of his default shall not be able, ready and willing to complete the sale on the closing date he shall thereafter give to the Purchaser at least five working days prior notice of a date upon which he shall be so able ready and willing and the Purchaser shall not before the expiration of that notice be deemed to be in default for the purpose of this Condition provided that no such notice shall be required if the Vendor is prevented from being able and ready to complete or to give said notice by reason of the act or default of the Purchaser.

26. The submission of an Apportionment Account made up to a particular date or other corresponding step taken in anticipation of completing the sale shall not per se preclude the Vendor from exercising his rights under the provisions of Condition 25 and in the event of such exercise the said Apportionment Account or the said other corresponding step shall (if appropriate) be deemed not to have been furnished or taken, and the Vendor shall be entitled to furnish a further Apportionment Account.

                          APPORTIONMENT AND POSSESSION

27.   (a)   Subject to the stipulations contained in the Conditions, the
            Purchaser, on paying the
            purchase price, shall be entitled to vacant possession of the subject property or (as the case may be) the rents and profits thereout with effect from the Apportionment Date

      (b) All rents, profits, rates, taxes, outgoings and moneys (including rent, outgoings and money payable in advance but not including impositions derived from hypothecation) referable to the subject property shall for the purpose of this Condition, be apportioned (whether apportionable by law or not) on a day to day basis as at the Apportionment Date, up to which the liability for or the entitlement to the same shall (subject to apportionment as aforesaid to accord with the position obtaining as to moneys paid or due at such date) be for the account of the Vendor and thereafter for that of the Purchaser provided that if completion shall have been delayed through the default of the Vendor the Purchaser may opt for apportionment under this Condition as at the closing date or at the date at which the Purchaser (if also in default) shall have ceased to have been so in default whichever shall be the later

      (c) In the implementation of this Condition the Vendor shall be regarded as being the owner of the subject property until midnight on such date as is appropriate for apportionment purposes

      (d) The balance of the purchase price shall (where appropriate) be adjusted upwards or downwards to accommodate apportionments calculated pursuant to this Condition and the expression "balance of the purchase price" where used in the Conditions shall be construed accordingly

      (e) To the extent that same shall be unknown at the Apportionment Date (or shall not then be readily ascertainable) amounts to be apportioned hereunder - including any amount apportionable pursuant to Condition 27 (f) - shall be apportioned provisionally on a fair estimate thereof, and, upon ascertainment of the actual figures, a final apportionment shall be made, and the difference between it and the provisional apportionment shall be refunded by the Vendor or the Purchaser (as the case may be) to the other within ten working days of the liable party becoming aware of the amount of such difference

      (f) Excise and kindred duties payable in respect of the subject property or any licence attached thereto shall be apportioned on a day to day basis as at the Apportionment Date up to which the liability for the same shall be for the account of the Vendor and thereafter for that of the Purchaser and Condition 27(c) shall apply for the purposes of such apportionment.

                           SECTION 45, LAND ACT, 1965

28. Where Section 45, Land Act, 1965 applies, the Purchaser shall, at his own expense, procure any such Certificate or Consent as may be necessary thereunder for the vesting of the subject property in him or his nominee and the sale is not conditional upon such consent being obtained.

                             COMPULSORY REGISTRATION

      (a) If all or any of the subject property is unregistered land the registration of which was compulsory prior to the date of sale the Vendor shall be obliged to procure such registration prior to completion of the sale

      (b) If all or any of the subject property is unregistered land, the registration of which shall become compulsory at or subsequent to the date of sale, the Vendor shall not be under any obligation to procure such registration but shall at or prior to such completion furnish to the Purchaser a Map of the subject property complying with the requirements of the Land Registry as then recognised and further the Vendor shall, if so requested within two years after completion of the sale, by and at the expense of the Purchaser, supply any additional information, which he may reasonably be able to supply, and produce and furnish any documents in his possession that may be required to effect such registration.

                        SIGNING "IN TRUST" OR "AS AGENT"

30. A Purchaser who signs the Memorandum "in Trust", "as Trustee" or "as Agent", or with any similar qualification or description without therein specifying the identity of the principal or other party for whom he so signs, shall be personally liable to complete the sale, and to fulfil all such further stipulations on the part of the Purchaser as are contained in the Conditions, unless and until he shall have disclosed to the Vendor the name of his principal or other such party.

                             FAILURE TO PAY DEPOSIT

31. The failure by the Purchaser to pay in full the deposit hereinbefore specified as payable by him shall constitute a breach of condition entitling the Vendor to terminate the sale or to sue the Purchaser for damages or both but such entitlement shall be without prejudice to any rights otherwise available to the Vendor.

32. In case a cheque taken for the deposit (having been presented and whether or not it has been re-presented) shall not have been honoured, then and on that account the Vendor may (without prejudice to any rights otherwise available to him) elect either:

      (a) to treat the Contract evidenced by the Memorandum, the Particulars and the Conditions as having been discharged by breach thereof on the Purchaser's part

            or

      (b) to enforce payment of the deposit as a deposit by suing on the cheque or otherwise.

                              DIFFERENCES - ERRORS

33.   (a)   In this Condition "error" includes any omission, non-disclosure, discrepancy, difference, inaccuracy, mis-statement or mis-representation made in the Memorandum, the Particulars or the Conditions or in the course of any representation, response or negotiations leading to the sale, and whether in respect of measurements, quantities, descriptions or otherwise

      (b) The Purchaser shall be entitled to be compensated by the Vendor for any loss suffered by the Purchaser in his bargain relative to the sale as a result of an error made by or on behalf of the Vendor provided however that no compensation shall be payable for loss of trifling materiality unless attributable to recklessness or fraud on the part of the Vendor nor in respect of any matter of which the Purchaser shall be deemed to have had notice under Condition 16(a) nor in relation to any error in a location or similar plan furnished for identification only

      (c)   Nothing in the Memorandum, the Particulars or the Conditions shall:

            (i) entitle the Vendor to require the Purchaser to accept property which differs substantially from the property agreed to be sold whether in quantity, quality, tenure or otherwise, if the Purchaser would be prejudiced materially by reason of any such difference

                  or

            (ii) affect the right of the Purchaser to rescind or repudiate the sale where compensation for a claim attributable to a material error made by or on behalf of the Vendor cannot be reasonably assessed

      (d) Save as aforesaid, no error shall annul the sale or entitle the Vendor or the Purchaser (as the case maybe) to be discharged therefrom.

                  DOCUMENTS OF TITLE RELATING TO OTHER PROPERTY

34.   (a)   Documents of title relating to other property as well as to the subject property shall be retained by the Vendor or other person entitled to the possession thereof

      (b) where the property is sold in lots, all documents of title relating to more than one lot shall be retained by the Vendor, until the completion of the sales of all the lots comprised in such documents, and shall then (unless they also relate to any property retained by the Vendor) be handed over to such of the Purchasers as the Vendor shall consider best entitled thereto

      (c) the Vendor shall give to the Purchaser (and where the property is sold in lots, to the Purchaser of each lot) certified copies of all documents retained under this Condition and pertinent to the title to be furnished (other than documents of record, of which plain copies only will be given)

      (d) subject as hereinafter provided, the Vendor shall give the usual statutory acknowledgement of the right of production and undertaking for safe custody of all documents (other than documents of record) retained by him under this Condition and pertinent to the title to be furnished. Such acknowledgement and undertaking shall be prepared by and at the expense of the Purchaser

      (e) if the Vendor is retaining any unregistered land held wholly or partly under the same title as the subject property, the Assurance shall be engrossed in duplicate by and at the expense of the Purchaser, who shall deliver to the Vendor the Counterpart thereof, same having been stamped and registered and (if appropriate) executed by the Purchaser.

                              DISCLOSURE OF NOTICES

35. Where prior to the sale

      (a)   any closing, demolition or clearance Order

            or

      (b) any notice (not being of the contents of the Development Plan other than an actual or proposed designation of all or any part of the subject property for compulsory acquisition)

      made or issued by or at the behest of a Competent Authority in respect of the subject property and affecting same at the date of sale has been notified or given to the Vendor (whether personally or by advertisement or posting on the subject property or in any other manner) or is otherwise known to the Vendor or where the subject property is at the date of sale affected by any award or grant which is or may be repayable by the Vendor's successor in title then if the Vendor fails to show

            (i) that, before the sale, the Purchaser received notice or was aware of the matter in question

                  or

            (ii)  that same is no longer applicable or material

                  or

            (iii) that same does not prejudicially affect the value of the subject property

                  or

            (iv) that the subject thereof can and will be dealt with fully in the Apportionment Account the Purchaser may by notice given to the Vendor rescind the sale.

                                   DEVELOPMENT

36.   (a)   Unless the Special Conditions contain a provision to the contrary, the Vendor warrants:

[SIDEBAR] In cases where property is affected by an unauthorised development or a breach of Condition/Conditions in a Permission/Approval amounting to a non-conforming development or where the Bye-Law Amnesty covered by Section 22(7), Building Control Act, 1990 is relevant, it is recommended that same be dealt with expressly by Special Condition. [END SIDEBAR]

            (1)   either

                  (i) that there has been no development (which term includes material change of use) of, or execution of works on or to, the subject property since the 1st day of October, 1964, for which Planning Permission or Building Bye-Law Approval was required by law

                        or

                  (ii) that all Planning Permissions and Building Bye-Law Approvals required by law for the development of, or the execution of works on or to, the subject property as at the date of sale, or for any change in the use thereof at that date were obtained (save in respect of matters of trifling materiality), and that, where implemented, the conditions thereof and the conditions expressly notified with said Permissions by any Competent Authority in relation to and specifically addressed to such development or works were complied with substantially

                        AND

            (2) that no claim for compensation has ever been made under Part III, Local Government (Planning and Development) Act, 1990

            provided however that the foregoing warranty shall not extend to (and the Vendor shall not be required to establish) the obtaining of Approvals under the Building Bye-Laws or compliance with such Bye-Laws in respect of development or works executed prior to the 1st day of October, 1964.

      (b) The Vendor shall, with the copy documents to be delivered or sent in accordance with Condition 7, furnish to the Purchaser copies of all such Permissions and Approvals as are referred to in Condition 36(a) other than in the proviso thereto, and (where relevant) copies of all Fire Safety Certificates and (if available) Commencement Notices issued under Regulations made pursuant to the Building Control Act, 1990 and referable to the subject property.

      (c) The Vendor shall, on or prior to completion of the sale, furnish to the Purchaser

            (i) written confirmation from the Local Authority of compliance with all conditions involving financial contributions or the furnishing of bonds in any such Permission or Approval (other than those referred to in the said proviso) or alternatively formal confirmation from the Local Authority that the roads and other services abutting on the subject property have been taken in charge by it without requirement for payment of moneys in respect of the same

            (ii) a Certificate or Opinion by an Architect or an Engineer (or other professionally qualified person competent so to certify or opine) confirming that, in relation to any such Permission or Approval (other than those referred to in the proviso aforesaid) the same relates to the subject property; that the development of the subject property has been carried out in substantial compliance therewith and that all conditions (other than financial conditions) thereof and all conditions expressly notified with said Permission by any Competent Authority and specifically directed to and materially affecting the subject property or any part of the same have been complied with substantially (and, in the event of the subject property forming part of a larger development, so far as was reasonably possible in the context of such development).

      (d) Unless the Special Conditions contain a stipulation to the contrary, the Vendor warrants in all cases where the provisions of the Building Control Act, 1990 or of any Regulations from time to time made thereunder apply to the design or development of the subject property or any part of the same or any activities in connection therewith, that there has been substantial compliance with the said provisions in so far as they shall have pertained to such design development or activities and the Vendor shall, on or prior to completion of the sale, furnish to the Purchaser a Certificate or Opinion by an Architect or an Engineer (or other professionally qualified person competent so to certify or opine) confirming such substantial compliance as aforesaid.

                                   RESCISSION

37. Upon rescission of the sale in accordance with any of the provisions herein or in the Special Conditions contained or otherwise:

      (a) the Purchaser shall be entitled to a return of his deposit (save where it shall lawfully have been forfeited) but without interest thereon

      (b) the Purchaser shall remit to the Vendor all documents in his possession belonging to the Vendor and the Purchaser shall at his expense (save where Special Conditions otherwise provide) procure the cancellation of any entry relating to the sale in any register.

38. If any such deposit as is to be returned pursuant to Condition 37 shall not have been returned to the Purchaser within five working days from the date upon which the sale shall have been rescinded, the Purchaser shall be entitled to interest thereon at the stipulated interest rate from the expiration of the said period of five working days to the date upon which the deposit shall have been so returned.

39. The right to rescind shall not be lost by reason only of any intermediate negotiations or attempts to comply with or to remove the issue giving rise to the exercise of such right.

                               COMPLETION NOTICES

40. Save where time is of the essence in respect of the closing date, the following provisions shall apply:

      (a) if the sale be not completed on or before the closing date either party may on or after that date (unless the sale shall first have been rescinded or become void) give to the other party notice to complete the sale in accordance with this condition, but such notice shall be effective only if the party giving it shall then either be able, ready and willing to complete the sale or is not so able, ready or willing by reason of the default or misconduct of the other party

      (b) upon service of such notice the party upon whom it shall have been served shall complete the sale within a period of twenty-eight days after the date of such service (as defined in Condition 49 and excluding the date of service), and in respect of such period time shall be of the essence of the contract but without prejudice to any intermediate right of rescission by either party

      (c) the recipient of any such notice shall give to the party serving the same reasonable advice of his readiness to complete

      (d) if the Purchaser shall not comply with such a notice within the said period (or within any extension thereof which the Vendor may agree) he shall be deemed to have failed to comply with these Conditions in a material respect and the Vendor may enforce against the Purchaser, without further notice, such rights and remedies as may be available to the Vendor at law or in equity, or (without prejudice to such rights and remedies) may invoke and impose the provisions of Condition 41

      (e) if the Vendor does not comply with such a notice within the said period (or within any extension thereof which the Purchaser may agree), then the Purchaser may elect either to enforce against the Vendor, without further notice, such rights and remedies as may be available to the Purchaser at law or in equity or (without prejudice to any right of the Purchaser to damages) to give notice to the Vendor requiring a return to the Purchaser of all moneys paid by him, whether by way of deposit or otherwise, on account of the purchase price. Condition 38 shall apply to all moneys so to be returned, the period of five working days therein being computed from the date of the giving of such last mentioned notice. If the Purchaser gives such a notice and all the said moneys and interest (if any) are remitted to him, the Purchaser shall no longer be entitled to specific performance of the sale, and shall return forthwith all documents in his possession belonging to the Vendor, and (at the Vendor's expense) procure the cancellation of any entry relating to the sale in any register

      (f) the party serving a notice under this Condition may, at the request of or with the consent of the other party, by written communication to the other party extend the term of such notice for one or more specified periods of time, and, in that case, the term of the notice shall be deemed to expire on the last day of such extended period or periods, and the notice shall operate as though such extended period or periods, had been specified in this Condition in lieu of the said period of twenty-eight days, and time shall be of the essence in relation to such extended period

      (g) the Vendor shall not be deemed to be other than able, ready and willing to complete for the purposes of this Condition:

            (i) by reason of the fact that the subject property has been mortgaged or charged, provided that the funds (including the deposit) receivable on completion shall (after allowing for all prior claims thereon) be sufficient to discharge the aggregate of all amounts payable in satisfaction of such mortgages and charges to the extent that they relate to the subject property or

            (ii) by reason of being unable, not ready or unwilling at the date of service of such notice to deliver vacant possession of the subject property provided that (where it is a term of the sale that vacant possession thereof be given) the Vendor is, upon being given reasonable advice of the other party's intention to close the sale on a date within the said period of twenty-eight days or any extension thereof pursuant to Condition 40 (f), able, ready and willing to deliver vacant possession of the subject property on that date.

                        FORFEITURE OF DEPOSIT AND RESALE

41. If the Purchaser shall fail in any material respect to comply with any of these Conditions, the Vendor (without prejudice to any rights or remedies available to him at law or in equity) shall be entitled to forfeit the deposit and shall be at liberty (without being obliged to tender an Assurance) to re-sell the subject property, with or without notice to the Purchaser, either by public auction or private treaty. In the event of the Vendor re-selling the subject property within one year after the closing date (or within one year computed from the expiration of any period by which the closing may have been extended pursuant to Condition 40) the deficiency (if any) arising on such re-sale and all costs and expenses attending the same or on any attempted re-sale shall (without prejudice to such damages to which the Vendor shall otherwise be entitled) be made good to the Vendor by the Purchaser, who shall be allowed credit against same for the deposit so forfeited. Any increase in price obtained by the Vendor on any re-sale, whenever effected, shall belong to the Vendor.

                               DAMAGES FOR DEFAULT

42. Neither the Vendor nor the Purchaser, in whose favour an order for specific performance has been made, shall be precluded from an award of damages at law or in equity, in the event of such order not being complied with.

                                      RISK

43. Subject as hereinafter provided, the Vendor shall be liable for any loss or damage howsoever occasioned (other than by the Purchaser or his Agent) to the subject property (and the purchased chattels) between the date of sale and the actual completion of the sale BUT any such liability (including liability for consequential or resulting loss) shall not as to the amount thereof exceed the purchase price.

44.   The liability imposed on the Vendor by Condition 43 shall not apply:

      (a) to inconsequential damage or insubstantial deterioration from reasonable wear and tear in the course of normal occupation and use, and not materially affecting value

      (b) to damage occasioned by operations reasonably undertaken by the Vendor in his removal from, and vacation of the subject property, provided that the same are so undertaken with reasonable care

      (c) where any such loss or damage has resulted from a requirement restriction or obligation imposed by a Competent Authority after the date of sale.

45.   Nothing in Conditions 43 and 44 shall affect:

      (a)   the Purchaser's right to specific performance in an appropriate case

      (b) the Purchaser's right to rescind or repudiate the sale upon the Vendor's failure to deliver the subject property substantially in its condition at the date of sale (save where such failure shall have been occasioned by the Purchaser or his Agent)

      (c)   the operation of the doctrine of conversion

      (d) the Purchaser's right to gains accruing to the subject property (or the purchased chattels) after the date of sale

      (e) the Purchaser's right to effect on or after the date of sale his own insurance against loss or damage in respect of the subject property or any part of the same (or the purchased chattels)

      (f) the rights and liabilities of parties other than the Vendor and the Purchaser

      (g) the rights and liabilities of the Purchaser on foot of any lease subsisting at the date of sale, or of any arrangement whereby the Purchaser shall prior to the actual completion of the sale have been allowed into occupation of the subject property or any part thereof (or into possession of the purchased chattels).

                                    CHATTELS

46. Unless otherwise disclosed to the Purchaser prior to the sale the Vendor warrants that, at the actual completion of the sale, all the purchased chattels shall be his unencumbered property and that same shall not be subject to any lease, rental hire, hire-purchase or credit sale agreement or chattel mortgage.

                                   INSPECTION

47. The Vendor shall accede to all such requests as may be made by the Purchaser for the inspection on a reasonable number of occasions and at reasonable times of the subject property (and the purchased chattels).

                                   NON-MERGER

48. Notwithstanding delivery of the Assurance of the subject property to the Purchaser on foot of the sale, all obligations and provisions designed to survive completion of the sale and all warranties in the Conditions contained, which shall not have been implemented by the said Assurance, and which shall be capable of continuing or taking effect after such completion, shall enure and remain in full force and effect.

                                     NOTICES

49. Unless otherwise expressly provided, any notice to be given or served on foot of the Conditions shall be in writing, and may (in addition to any other prescribed mode of service) be given:

      (a) by handing same to the intended recipient, and shall be deemed to have been delivered when so handed

      (b) by directing it to the intended recipient, and delivering it by hand, or sending same by prepaid post to:

            (i) such address as shall have been advised by him to the party serving the notice as being that required by the intended recipient for the service of notices,

            or

            (ii) (failing such last mentioned advice) the address of the intended recipient as specified in the Memorandum,

            or

            (iii) (in the event of the intended recipient being a Company) its
                  Registered Office for the time being,

            or

            (iv) the office of the Solicitor representing the intended recipient in relation to the sale and any such notice shall be deemed to have been given or served, when delivered, at the time of delivery, and, when posted, at the expiration of three working days after the envelope containing the same, and properly addressed, was put in the post.

                                   TIME LIMITS

50. Where the last day for taking any step on foot of the Conditions or any Notice served thereunder would, but for this provision, be a day other than a working day, such last day shall instead be the next following working day provided that for the purpose of this Condition the expression "working day" shall not be deemed to include (i) any Saturday, Sunday, Bank or Public Holiday nor (ii) any of the seven days immediately succeeding Christmas Day nor (iii) any day on which the registers or records wherein it shall be appropriate to make searches referable to the sale shall not be available to the public nor (iv) any day which shall be recognised by the Solicitors' Profession at large as being a day on which their offices are not open for business.

                                   ARBITRATION

51.   All differences and disputes between the Vendor and the Purchaser as to:

      (a) whether a rent is or is not a rack rent for the purpose of Condition 10 (c), or

      (b) as to whether any interest is payable pursuant to Condition 25 or as to the rate or amount thereof or the date from which it shall be exigible, or

      (c) the identification of the Apportionment Date, or the treatment or quantification of any item pursuant to the provisions for apportionment in the Conditions, or

      (d) any issue on foot of Condition 33, including the applicability of said Condition, and the amount of compensation payable thereunder, or

      (e) the materiality of any matter for the purpose of Condition 36 (a), or

      (f) the materiality of damage or any other question involving any of the provisions in Conditions 43,44 and 45, including the amount of compensation (if any) payable, or

      (g) whether any particular item or thing is or is not included in the sale, or otherwise as to the nature or condition thereof shall be submitted to arbitration by a sole Arbitrator to be appointed (in the absence of agreement between the Vendor and the Purchaser upon such appointment and on the application of either of them) by the President (or other Officer endowed with the functions of such President) for the time being of the Law Society of Ireland or (in the event of the President or other Officer as aforesaid being unable or unwilling to make the appointment) by the next senior Officer of that Society who is so able and willing to make the appointment and such arbitration shall be governed by the Arbitration Acts, 1954 and 1980 provided however that if the Arbitrator shall relinquish his appointment or die, or if it shall become apparent that for any reason he shall be unable or shall have become unfit or unsuited (whether because of bias or otherwise) to complete his duties, or if he shall be removed from office by Court Order, a substitute may be appointed in his place and in relation to any such appointment the procedures herein-before set forth shall be deemed to apply as though the substitution were an appointment de novo which said procedures may be repeated as many times as may be necessary.

                                  LAW SOCIETY

                                       OF

                                     IRELAND

                                   PARTICULARS

                                       AND

                               CONDITIONS OF SALE

                                 (1995 EDITION)

                                  Copyright in,

                                       and

                              obtainable only from,

                           the Law Society of Ireland.